UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2009

Date of Report – (Date of earliest event reported)

CHEM RX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Park Place

Long Beach, New York 11561

(Address of principal executive office, including zip code)

(516) 889-8770

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Event

On June 16, 2009, Chem Rx Corporation (the “Company”) issued a press release announcing that it has signed extensions of the forbearance agreements with the lenders under its two primary credit facilities. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01: Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibits	Descriptions

	99.1	Press release dated June 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEM RX CORPORATION

Dated: June 16, 2009	By:	/s/ Steven Silva
	Name:	Steven Silva
	Title:	President and Chief Operating Officer

EXHIBIT INDEX

Exhibits	Descriptions

99.1	Press release dated June 16, 2009.